UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest reported event): May 9, 2012

POSTROCK ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Commission File No. 001-34635

Delaware	27-0981065
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

210 Park Avenue Oklahoma City, Oklahoma	73102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (405) 600-7704

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2012, at the annual meeting of stockholders of PostRock Energy Corporation (“PostRock”), the stockholders approved an amendment to PostRock’s 2010 Long-Term Incentive Plan (the “LTIP”) to increase the number of shares of common stock reserved for issuance under the LTIP by 3,000,000 shares and to increase the individual annual grant limits with respect to equity awards from 150,000 shares to 300,000 shares. For a description of the terms of the LTIP and the amendment, please see the section of PostRock’s definitive proxy statement captioned “Approval of Amendment of 2010 Long-Term Incentive Plan,” filed with the Securities and Exchange Commission on March 30, 2012, and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2012 annual meeting of the stockholders of PostRock was held on May 9, 2012. Matters voted on at the annual meeting and the results thereof were as follows:

1.	Election of directors. The following individuals were elected to PostRock’s board of directors until PostRock’s next annual meeting of stockholders or until their successors are duly elected and qualified:

Nominee	For	Withheld	Broker Non-Votes
Nathan M. Avery	13,955,443	263,060	5,564,528
Terry W. Carter	13,981,977	236,526	5,564,528
William H. Damon III	13,921,514	296,989	5,564,528
Thomas J. Edelman	13,657,737	560,766	5,564,528
Duke R. Ligon	13,883,352	335,151	5,564,528
J. Philip McCormick	13,980,627	237,876	5,564,528
Mark A. Stansberry	13,981,884	236,619	5,564,528

2.	Approval of LTIP Amendment. Stockholders approved the amendment of the LTIP to increase the number of shares of common stock reserved for issuance under the plan by 3,000,000 shares and to increase the individual annual grant limits with respect to equity awards from 150,000 shares to 300,000 shares:

Votes Cast
For	13,472,208
Against	738,458
Abstentions	7,837
Broker Non-Votes	5,564,528

3.	Approval of Charter Amendment. Stockholders approved an amendment to the PostRock restated certificate of incorporation to increase the amount of authorized common stock from 40,000,000 shares to 100,000,000 shares:

Votes Cast
For	18,135,509
Against	1,616,580
Abstentions	30,942
Broker Non-Votes	N/A

4.	Ratification of Auditors. Stockholders ratified the appointment of UHY LLP as PostRock’s independent registered public accounting firm for 2012:

Votes Cast
For	19,452,151
Against	212,291
Abstentions	118,589
Broker Non-Votes	N/A

White Deer Energy L.P. and its affiliates voted all 10,038,575 one one-hundredths of a share of Series B Voting Preferred Stock entitled to vote at the meeting for all director nominees and for the approval of the LTIP amendment, the approval of the amendment to the restated certificate of incorporation and the ratification of accountants, which are included in the tabulation of votes in 1-4 above.

Item 8.01	Other Events.

On May 10, 2012, the compensation committee of the board of directors of PostRock approved the annual grant of 20,000 restricted stock units to each non-employee director. In addition, the board of directors approved an amendment to the director compensation plan to permit the non-employee directors to elect to receive restricted stock units in lieu of all or a portion of the annual cash compensation otherwise payable to the non-employee directors under the existing director compensation plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSTROCK ENERGY CORPORATION

By:	/s/ David J. Klvac
David J. Klvac
Executive Vice President, Chief Financial Officer and Chief Accounting Officer

Date: May 15, 2012